Exhibit 99.1

Charter of the Audit Committee of

Joway Health Industries Group, Inc.

Purpose

The Board of Directors (the “Board”) of Joway Health Industries Group, Inc. (the “Company”) has adopted this Charter to set forth the responsibilities and authority of the Audit Committee (the “Committee”).

The purposes of the Committee are to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the Company’s financial statements;

•

Assist the Board with the oversight and monitoring of (1) the integrity of the Company’s financial statements; (ii) the Company’s compliance with related legal and regulatory requirements; (iii) the Company’s external independent auditors’ qualifications, independence, and performance; and (iv) the Company’s internal accounting and financial controls;

•	Report to the Company’s Board with findings from its monitoring and provide recommendations derived there from; and

In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Authority

The Committee has the authority to conduct investigations into any matters within its scope of responsibility and obtain advice and assistance from outside legal, accounting, or other advisors, as necessary, to perform its duties and responsibilities. In carrying out its duties and responsibilities, the Committee shall also have the authority to meet with and seek any information it requires from employees, officers, directors, or external parties.

The Board and management of the Company shall ensure that the Committee has adequate funding and other resources and authority to discharge its responsibilities as determined by the Committee.

Composition

A.	The Committee shall be comprised of three directors or such number of independent directors consistent with applicable regulatory requirements. The members of the Audit Committee shall be appointed by the Board and shall serve for such term or terms as the Board determines. Unless the Committee Chairperson is designated by the full Board, the members of the Committee may designate a Chairperson by majority vote. The Committee Chairperson shall maintain regular liaison with the chief executive officer, chief financial officer, and the lead partner of the Auditor.

B.	Each member of the Committee must, notwithstanding anything in the Company’s by-laws to the contrary, be a member of the Board, and must be independent, each of whom, in the opinion of the Board, would be free of any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. In order for a member to be independent, he or she

1.	May not be an officer or employee of the Company or its subsidiaries,

2.	Must be free of any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director,

3.	Other than in his or her capacity as a member of the Committee, the Board, or any other Board committee,

a.	Does not accept directly or indirectly (within the meaning of Rule 10A-3(8) of the Securities and Exchange Act of 1934, as amended (the “Act”)) any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, and

b.	Is not an affiliate of the Company or any parent or subsidiary of the Company,

4.	Must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

5.	Is not otherwise excluded from being considered independent under applicable laws, rules and regulations defining independence as they currently exist and as they may be amended from time to time.

C.	All members of the committee must comply with all financial-literacy requirements of the securities exchange(s) on which the company is listed. To help meet these requirements, the audit committee will provide its members with annual continuing education opportunities in financial reporting and other areas relevant to the audit committee.

D.	At least one member will qualify as an “audit committee financial expert” as defined by the SEC and determined by the board. The Board has determined that the Company’s audit committee financial expert must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings

A.	The committee will meet at least quarterly, or more frequently as circumstances dictate. The committee chairperson will approve the agenda for the committee’s meetings and any member may suggest items for consideration. Briefing materials will be provided to the committee as far in advance of meetings as practicable. Each regularly scheduled meeting will conclude with an executive session of the committee absent members of management.

B.	As part of its responsibility to foster open communication, the committee will meet at least annually with the Company’s management, the director of the internal audit function, and the independent auditor in separate executive sessions. The Committee may meet with the Company’s management, the internal auditor and the Auditor, face-to-face, by telephone or video conference call, or by any means permitted by law and the Company’s bylaws. The Committee shall be available to meet regularly with Management (including the CFO and Controller) and the Auditor in separate executive sessions to discuss matters that the Committee or any of these groups believes should be discussed privately.

C.	The Committee shall keep written minutes of its meetings, which should be filed with the books and records of the Company. The secretary need not be a member of the Committee and shall attend and prepare the written minutes which shall be made available to any member of the Board.

D.	The Committee may ask members of Management, employees, Auditor, outside counsel or others whose advice and counsel are relevant to the issues being considered by the Committee, to attend meetings.

E.	The committee will meet with the independent auditor and management to discuss the annual audited financial statements and quarterly financial statements, including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

Roles and Responsibilities

The Audit Committee shall:

A.	Document/reports/accounting information review and financial reporting process, accounting policies and internal control structure:

1.	Receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: 1) significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to affect the Company’s ability to record, process, summarize, and report financial data; and 2) any fraud or illegal acts, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

2.	Review and discuss the annual audited financial statements and quarterly financial statements with Management and the Auditor prior to their release to the public, including the disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K and 10-Q;

3.	Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 Sections 302 and 906 and relevant reports rendered by the independent auditor.

4.	Recommend to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K based on the Committee’s review and discussions 1) with management of the audited financial statements, 2) with the independent auditor of the matters required to be discussed by SAS 61, and 3) with the independent auditor concerning the independent auditor’s independence.

5.	Discuss earnings press releases, including the use of “pro-forma” or “adjusted” non-GAAP information. Such discussion may be done generally (such as the types of information to be disclosed and the types of presentations to be made);

6.	Discuss with the Chief Financial Officer and Management their views as to the competence, performance and independence of the Auditor;

7.	Review and approve in advance any proposed related-party transactions, including, without limitation, approve all transactions required to be disclosed pursuant to SEC Regulations S-K, Item 404.

8.	Review and discuss with Management the effect of all off-balance sheet structures and related-party transactions, if any, on the Company’s financial statements;

9.	Review with the Auditor, with or without Management, the Auditor’s evaluation of the Company’s internal controls;

10.	Review annually with Management the programs that the Company has instituted to correct any control deficiencies noted by the Auditor in its annual review;

11.	Review with Company’s General Counsel legal matters that may have material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or government agencies;

12.	Oversee compliance with legal requirements for disclosure of auditor’s services and the Committee members, member qualifications and activities;

13.	Review the findings of any examinations (including comment letters) by any regulatory agency;

14.	Review reports made to Management prepared by the Independent or internal auditor and any response to the same by Management;

15.	Prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules;

B.	Independent Auditor:

1.	Hold timely discussions with the independent auditor regarding: 1) all critical accounting policies and practices, 2) all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, 3) other material written communications between the independent auditor and Management, including, but not limited to, the Management letter and schedule of unadjusted differences;

2.	Meet with the independent auditor to review and discuss the Company’s annual financial statements and quarterly financial statements, prior to the Company’s Form 10-Q filings or release of earnings, as well as all internal control reports. Discuss the annual audited financial statements and quarterly financial statements, including matters outlined in SAS No. 61 (“Communication with Audit Committees)”, with Company management and the independent auditor, including the company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” heading of the Company’s SEC filings.

3.	Obtain from the Auditor written affirmation of its independence and a delineation of all relationships between the Auditor and the Company as required by SAS no. 1 (“Independence Discussion with Audit Committee”); engage in dialogues with the Auditor about any relationships of non-audit services that may impact objectivity, competence and independence;

4.	On an annual basis, evaluate the Auditor’s qualifications, performance and independence. Reports will be requested from the Auditor to make the evaluation, such as, but is not limited to, non-audit services, peer reviews, internal quality control procedures, relationships with the Company and relevant third parties, and any material issues raised by the most recent internal quality control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the independent auditor, and any steps taken to deal with such issues;

5.	Maintain direct responsibility for the appointment, compensation, rotation and retention of the independent auditor and oversee the work of the independent auditor, including resolution of disagreements or differences between management and the independent auditor, for the purpose of preparing or issuing an audit report or related work;

6.	Set policies, consistent with governing laws and regulations, for the hiring of personnel of independent auditor;

7.	Review with the Auditor, at a time when the annual audit plan is being developed, its scope, purpose or procedures to be included;

8.	Discuss with the Auditor the Auditor’s judgment about the quality and appropriateness, not just acceptability, of accounting principles applied in the Company’s financial reporting. The Committee discussion with the Auditor about the appropriateness of accounting principles and financial disclosure practices shall generally include the following:

a.	whether the financial statements are in accordance with (a) GAAP and (b) Securities and Exchange Commission disclosure requirements, and whether the financial statements present fairly to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period;

b.	the Auditor’s independent qualitative judgments about the appropriateness, not just acceptability, of accounting principles and the clarity of financial disclosure practices used or proposed to be adopted by the Company;

c.	the Auditor’s views about whether Management choices of accounting principles are conservative, moderate or extreme and whether those principles are common practices;

d.	the Auditor’s reasoning in determining the appropriateness of changes in accounting principles and disclosure practices;

e.	the Auditor’s reasoning in accepting or questioning significant estimates made by Management;

f.	the Auditor’s opinion if there are any significant accounting judgments made by Management in preparing the financial statements that would have been made differently had the Auditor prepared the financial statements;

g.	any issues that the Auditor reviews with its national office;

h.	any correspondence, including but not limited to those, from regulators or governmental agencies, shareholders and any employee complaints or published reports, which raise issues regarding the Company’s financial statements and/or accounting policies;

9.	Review with the Auditor any audit problems or difficulties, Management’s response and handling of proposed audit adjustments identified by the Auditor, cooperation received, the Auditor’s findings and their recommendations;

10.	Review with the Auditor the effect of regulatory and accounting initiatives on Company financial statements;

11.	Pre-approving non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). In this regard, the Committee shall have the authority to appoint a subcommittee of one or more members of the Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Committee is informed of each service pre-approved (no less frequently than at each meeting of the Committee) and that no pre-approval shall be delegated to Management except as permitted by applicable law and regulation.

12.	Communicate with the Auditor that the Board and the Committee, as stockholders representatives, are the Auditor’s client;

C.	With Respect to Other Functions

1.	Establish and oversee procedures for:

a.	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

b.	the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and review periodically with Management these procedures and any significant complaints received;

2.	If necessary, the Committee shall institute special investigations with full access to all books, records, facilities and personnel of the Company.

3.	As appropriate, the Committee shall, without approval from the Board, obtain advice and assistance from outside legal, accounting or other advisors to assist with carrying out duties and responsibilities set forth in this Charter.

4.	Periodically review, with the independent auditor the internal audit function’s responsibility, budget and staffing.

5.	In consultation with the independent auditor and the internal audit function, review the integrity of the Company’s financial reporting processes, both internal and external. Report regularly to The Board with respect to the activities of the Committee generally and with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the performance and independence of the Auditor;

6.	Review and approve related party and debt transactions of the Company within the guidelines prescribed by the Board of Directors from time to time;

7.	Oversee the Company’s financial policies and procedures;

8.	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board;

9.	Annually review and reassess the adequacy of this Charter and recommend changes with respect thereto to the Board of Directors.

Additional Provision

The Committee will be provided with the resources and funding by the Company, as the Committee determines appropriate, to enable the Committee to carry out its duties and responsibilities.

Limits of Responsibility

While the Committee has the responsibilities described in this Charter, it is not the duty of the Committee: to plan, conduct, oversee or determine the appropriate scope of any audit, to attest to or implement the Company’s internal controls or to determine that the Company’s financial statements are complete, accurate, fairly presented, or in accordance (compliance) with Generally Accepted Accounting Principles, applicable laws, regulations, and the Company’s code of business ethics. These are the responsibilities of Management and the Auditors. It is also not the duty of the Committee to assure the Company’s compliance with laws and regulations. The primary responsibility for these matters rests with the Company’s management.